Corporate Presentation January 2022 Exhibit 99.1

This presentation contains forward-looking statements about Sana Biotechnology, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this presentation, including, among others, statements regarding the Company’s strategy, expectations, cash runway and future financial condition, future operations, and prospects, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results to vary materially, including, among others, the risks inherent in drug development such as those associated with the initiation, cost, timing, progress and results of the Company’s current and future research and development programs, preclinical and clinical trials. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s SEC reports, including Quarterly Report on Form 10-Q dated November 8, 2021. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason. Cautionary Note Regarding Forward-Looking Statements

Ability to modify the genome and use engineered cells as medicines has the potential to be one of the most important advances in healthcare over the next several decades: Nearly every disease is caused by damage to or dysfunction of a cell Sana’s ambition is to repair or replace any cell in the body Platform progress, broad capabilities, and strong balance sheet enable us to execute on a broad vision: Goal: allo T and in vivo CAR T INDs this year with 2-3 INDs per year going forward Building expertise in key areas: delivery of genetic material, gene modification, immunology, biology, and manufacturing $866M as of the end of the third quarter 2021 Sana Biotechnology Engineered Cells as Medicines

Sana goal: Repair cells in the body when possible or replace them when needed Deliver any payload… (DNA, RNA, protein, organelle, integrating vs non-integrating) To any cell… (unlimited volume of distribution) In a specific… (e.g., just T cell) And repeatable way (limit immunogenicity)   Manufacture any cell at scale… That engrafts… (the right cell in the right environment) Functions… (understand exact phenotype desired) And persists (overcome immune rejection and cellular signaling, such as apoptotic signaling)

Sana’s platforms, technology, and programs 1Ornithine transcarbamylase deficiency

Hypoimmune technology: Protecting cells from immune rejection

HYPOIMMUNE

Hypoimmune cells evade rejection from the adaptive **and** innate immune system in mice

Evade the adaptive immune system

T cell Activation (ELISPOT)
No systemic T cell activation with HIP cell transplantation

IgM Binding (FACS)
No binding of donor-specific antibodies against HIP cells


Hypoimmune iPSC
Unmodified iPSC
IFNγ Spot Frequency
MFI
250
200
150
100
50
0
C57BL/6
BALB/c

Representative of results across 5 mice for the unmodified arm and across 6 mice for the hypoimmune arm.

Evade the innate immune system

NK Cell Killing
No NK cell killing of HIP cells

Wildtype Unmodified Cells
No killing of unmodified cells by NK cells

MHC Class I/II Disruption
Killing of partially edited iPSC; HLA I/II knockout by NK cells

MHC Class I/II Disruption & CD47 Overexpression
No killing of HIP cells by NK cells


Normalized cell index
2
1.5
1
0.5
0
-0.5
0.5
1.0
1.5
2.0
hours
C57BL/6 mNK cells:miECs 0.5:1
C57BL/6 mNK cells:miECs 0.8:1
C57BL/6 mNK cells:miECs 1:1

Deuse T, ..., Schrepfer S. *Nat Biotechnology*. 2019; 37:252-258

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HYPOIMMUNE

Hypoimmune cells survive *in vivo* in NHP while unmodified iPSCs get rejected


Hypoimmune iPSCs
D0 (day of txp)
2 wks (after txp)
5 wks (after txp)
10 wks (after txp)
16 wks (after txp)
A
Representative of results across 4 NHPs per arm.
Unmodified iPSCs at 6 wks
D0 (cross over)
2 wks (after CO txp)
A
Unmodified iPSCs
Hypoimmune iPSCs
D0 (day of txp)
3 wks (after txp)
D0 (CO)
3 wks (after CO txp)
4 wks (after CO txp)
8 wks (after CO txp)
B
Representative of results across 4 NHPs per arm.


Summary
WT
HIP
Photos/s (*10⁶)
Weeks
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16


Summary
WT
HIP
Photos/s (*10⁶)
Weeks
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14

- NHP unmodified iPSCs (wt) & NHP hypoimmune iPSCs (HIP) were transplanted into 8 allogeneic recipients

CO, cross over; Txp, transplant

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HYPOIMMUNE

Hypoimmune cells evade rejection from the adaptive **and** innate immune system in NHPs

Transplantation of NHP iPSCs into allogeneic NHPs: immune evasion is achieved even after prior sensitization


T cell Activation (ELISPOT)
No systemic T cell activation by hypoimmune cells
IgM Production (ELISA)
Implantation of hypoimmune cells does not cause activation of antibody production
Killing by NK Cells
Hypoimmune cells do not activate the "missing self" response from the NK cells
Anti-CD47 safety switch
Hypoimmune iPSC
Unmodified iPSC
MHC-I/II KO iPSC
Spot Frequency
IgM [mg/mL]
Normalized Cell Index
Hours
WT
HIP
pre-TX 1w 2w 4w d0 (6w) 1w (7w) 2w (8w) 4w (10w) 10w (16w)
No killing
Anti-CD47 safety switch results in killing
Killing due to missing self

Representative of results across 4 NHPs per arm.

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Sana is pursuing a broad ex vivo cell engineering strategy T cells Pancreatic islets Glial progenitor cells Cardiomyocytes Differentiate pluripotent stem cells with hypoimmune edits Programs that benefit from, but do not require hypoimmune

Significant unmet need in B cell malignancies and multiple myeloma in the US and EU alone: ~250,000 new cases annually1 Est. 100,000 deaths annually1 <10,000 patients have been treated with CAR T therapy to date2 Of those treated, many do not respond and many relapse Manufacturing and access challenges remain for many patients High unmet need remains for blood cancers 1World Health Organization, GLOBOCAN 2020 2Financial Reports, through Q3 2021; Evaluate Pharma, through Q3 2021

Sana’s hypoimmune allo T is potentially best-in-class GvHD, graft versus host disease; HvGD, host versus graft disease.

Day 0 Day 3 start of CAR dosing Day 7 Day 15 Untreated Day 23 Day 27 HIP CAR T cells CD19 HIP CAR T cells clear tumor in vivo

Clinical study shows CD22 CAR T efficacy in treating relapsed lymphoma after prior CD19 CAR T therapy Miklos et al, ASH 2021 Blood 2021 Apr 29;137(17):2321-2325. doi: 10.1182/blood.2020009432. Minimal ICANS / CRS observed across dose levels Miklos et al, ASH 2021 Total is a combination of DL1 and DL2

Expect to file our first allo T IND targeting CD19 as early as this year CD19/CD22 dual targeting offers potential of higher and more durable complete response rates Fully-human, clinically validated CD22 CAR with potential to address CD19 CAR T failures Fully-human, clinically validated BCMA CAR to potentially treat multiple myeloma Targets beyond CD19, CD22, and BCMA Best-in-class, broadly accessible allogeneic CAR T cells

BETA CELL EX VIVO

Type 1 diabetes represents a large unmet need with a loss of ~15 years of life[1]

Large unmet need remains

- Disease where destruction of insulin-producing beta cells in the pancreas results in inability to control blood glucose
- 1.6M patients with type 1 diabetes in the US and 2.4M in Europe[2]; 51k new patients/year combined[3]
- Long-term complications: end-organ damage, including heart attack, stroke, retinopathy, and nephropathy




Normal Retina
Diabetic Retina



→ **Our goal is to produce hypoimmune beta cells that evade the immune system and normalize glucose**

[1]Rawshani *et al*, Lancet 2018
[2]Centers for Disease Control and Prevention, Diabetes Report, 2017-2018
[3]National Institutes of Health, Health Promot Perspect 2020

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Progress toward turning beta cells into medicines Make functional beta cells from iPSCs cells  Hide beta cells from allogeneic rejection  Hide beta cells from autoimmune reaction  Create GMP supply chain

Stem cell-derived pancreatic islet cells lead to robust function Superior insulin secretion and faster kinetics in vitro Robust rescue of type 1 diabetes mouse model

Hypoimmune pancreatic islet cells evade immune detection and regulate glucose levels Glucose levels stay elevated Allogeneic human hypoimmune islet cells Glucose levels normalized Allogeneic human unmodified islet cells

BETA CELL EX VIVO

Hypoimmune pancreatic islet cells evade autoimmune killing in testing of blood from type 1 diabetic patients

T cells from type 1 diabetic PBMCs kill unmodified islets, but not HIP islet cells


PBMCs from healthy volunteers
PBMCs from type 1 diabetics
Unmodified islet cells
Hypoimmune islet cells
Normalized Cell Index
1.5
1.0
0.5
0.0
-0.5
10
20
30
40
50
Hours
No killing
Killing
No killing
No killing

Antibodies from type 1 diabetic sera bind to unmodified islets, but not HIP islet cells

Serum from healthy volunteers or type 1 diabetics


Unmodified Islet Cells
HIP Islet Cells
MFI
150
120
90
60
30
0
1
2
3
4
5
Patient
Healthy Volunteer

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Robust GMP supply chain required to use iPSC-based therapies as medicines 1 2 3

Fusosome technology: Development of cell-specific in vivo delivery platform Source: CDC website 3 2 1 Sana approach: Leverage insights from nature to deliver various payloads to specific cells Fusosome

In vivo cell engineering: Creating targeted medicines across a diverse set of cell types T cells Hepatocytes Hematopoietic stem cells

High unmet need remains for blood cancers Current ex vivo approaches have limitations Fusogen platform offers potential to overcome these limitations

T cell fusosome carrying CAR construct infused into patient CAR activity Expression/recognition Amplification Target cell killing Target cell killing Specificity CD4/CD8 T cell transduction Expression Transgene integration and CAR expression Function Targeted cell killing T cell Fusosome Cancer cell CAR T cell 2 Fusosome performance Transduction specificity Transduction efficiency 1

IV administration of CD19 CAR delivered by fusosome can clear B cell tumors in humanized mice comparably to ex vivo CD19 CAR T CD19 CAR delivered by fusosome: in vivo CD19 CAR T: ex vivo Saline CD19 CAR T

Sana aspiration: Engineered cells as medicines

Address obstacles to using engineered cells as medicines

Validate platforms and create important medicines
- Hypoimmune allo CD19 CAR T
- Fusosome for CD19 CAR T *in vivo*

Unlock the potential of engineered cells as medicines in multiple diseases
- Hypoimmune cells for:
  - Cancer
  - Diabetes
  - Heart disease
  - CNS disorders
- Fusosomes delivering payloads for other diseases

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